Investor Presentation Exhibit 99.1

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in
US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Company Overview
A leading online retailer of aftermarket auto parts and accessories
Operates in multiple online channels focused on the DIY customer
(operates a small wholesale DIFM channel)
Offers over 1.5mm SKUs across a diverse assortment of high quality private label and branded products
Reaches over 10mm online customers per month with well established brands (JC Whitney 100 Year
Anniversary)
Channel Sales Mix
Offline
Online
Marketplaces
Ecommerce
Product Sales Mix
Performance
& Accessories
Collision
Engine
50%
25%
25%
68%
23%
9%

Company Snapshot
US Auto Parts is a value leader in the
aftermarket car parts category
Operates online sites, marketplaces and
wholesale channels
Headquartered in Carson, CA
Traded on NASDAQ since 2007: PRTS
Revenue of $284M in FY-14
Track record of growth in sales and traffic
CAGR 11.3%

Launched first internet site selling
automotive Collision Line
Launches a network of sites catered to
various consumer segments
Company begins significantly
expanding its private label engine line
JC Whitney completely
integrated
1995
2000
2010
2005
2006
2011
Launches AutoMD /
Acquires JC Whitney
Adds Accessories Line
USAP founded to serve local
collision shops in Los Angeles
IPO (NASDAQ: PRTS)
2007
2008
Acquires PartsBin
Adds Engine Line
5
Launched
AutoMD IQ /
Consolidated websites
to focus on Flagship
sites
2013
Company History
Spun off 36% of AutoMD /
Returned to double digit
sales growth & positive
FCF
2014
Investing in LTV and
GMROI / JC Whitney
turns 100 years old
2015

6 • Total revenue $76.3M • Sales up 12% for the quarter • Adjusted EBITDA excluding AutoMD was $2.9M • Hired new CFO Neil Watanabe Financial Highlights from Q1-15 Earnings Call

Four consecutive positive, double digit comp growth
Positive Quarterly Comp Sales
Trend
* Includes an extra week – would have been 12% on a normalized basis.
*
4%
13%
10%
18%
12%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
Q1-14
Q2-14
Q3-14
Q4-14
Q5-15

Q1 Financial Performance
(excluding AutoMD)
$55.0
$60.0
$65.0
$70.0
$75.0
$80.0
Q1-13 Q1-14 Q1-15
Net Sales
0.0%
10.0%
20.0%
30.0%
40.0%
Q1-13 Q1-14 Q1-15
Operating Expenses as a % of net sales
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
Q1-13 Q1-14 Q1-15
Operating Income (Loss)
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
Q1-13 Q1-14 Q1-15
Adjusted EBITDA

Case for Investment 9 Improving Financial Performance Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Experienced Leadership Team

At 11% online market penetration, auto parts still lags industry average in the teens.
US Auto Parts is estimated to be the largest pure-play online retailer of auto parts
1
Digital Auto Care fact book estimates
2
Estimates by US Auto Parts where amounts are not publicly reported
3
Only includes estimated mail delivered business – does not include store pick ups
4
Excludes AutoAnything which is wholly owned by AutoZone
Do It Yourself (DIY) Market Size
Company 2014 Est. Rev % of total
Marketplaces (in million)
eBay Motors $2,560 46.1%
Amazon $720 13.0%
Sub Total $3,280 59.1%
Wholesale Online
Tire Rack (online) $530 9.6%
Other Tire Companies $230 4.1%
Sub Total $760 13.7%
Pure Play
US Auto Parts $280 5.0%
Rock Auto $260 4.7%
Summit $200 3.6%
Auto Anything
(AutoZone)
$140 2.5%
JEGS $80 1.4%
CarID $70 1.3%
All Other Pure Play $180 3.2%
Sub Total $1,210 21.8%
Brick & Mortar Retailers
AutoZone (w/o AA) 4 $140 2.5%
Advance $90 1.6%
Pep $40 0.7%
O'Reilly $20 0.4%
NAPA $10 0.2%
Sub Total $300 5.4%
Total $5,550 100.0%
Total DIY Market Size for 2014 of $49B
$5.5B
11%
$43.5B
89%
1
3
2

Booz & Co. estimates by 2018 that Online DIY
could reach 17% of the total DIY market

Online Market is Vibrant and
Growing
DIY Online Penetration Mean Light Vehicle age
Source: R.L. Polk and BB&TCM
Source: Booz & Co.
The average age of a light vehicle on the road
continues to increase each year since 1997
1
1 2014 is estimated by IHS
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
2012 2013 2014 2015 2016 2017 2018
8.9 8.9
9.6
9.7
9.8 9.8
9.9
10.0
10.1
10.3
10.6
10.9
11.1
11.3
11.4
0
2
4
6
8
10

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5
Online* 4.6 5.5 6.6 8.0 9.5 11.5
Total** $47.2 $49.0 $50.8 $52.8 $54.8 $57.0
% Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1%
12
Do It Yourself (DIY) Projections
More of the incremental growth will come online vs. offline
*Projections  for industry from USAP estimates and applied to Booz & Co
**Projections obtained from  2015 Digital Auto Care fact book
DIY Projected Revenue (in Billions)
0.0
0.5
1.0
1.5
2.0
2.5
2013 2014 2015 2016 2017 2018
DIY Projected Y/Y Revenue Growth
Offline Online Total

(some overlap of monthly visitors across websites)

Customer Reach is a Competitive Moat
US Auto Parts Has Dominant Reach
0
2,000
4,000
6,000
8,000
10,000
•
Over 500 man years of hand written unique content
• Long domain history to help indexing in search
• Multiple website management
Competitor sites’ traffic based on Compete March 2015 reports

Year over Year Conversion Comp
Year over Year Traffic Comp

Historical Traffic & Conversion Growth
*Q2-15 based on April trend
Consolidated websites and turned
off about $80mm of revenue
Increased competition created
pricing pressure in the market
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15*
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15*

Strategies For Increasing Customer Life Time Value
The 2015 strategy is to increase Customer Life Time Value
Gross Profit per
Transaction
Average Order
Size
Repeat Purchase Conversion Increased Traffic
• Efficient sourcing
strategy
• Private label sourcing
• Price optimization
• Efficient operations
• Sell the job
• Cross-sell
• Warranty options
• Easy to do business
• Improved service
levels
• Reduced returns
• Reduced no-fills
• Easy to find Product
• Speed of website
• In-stock rate
• Quality of data
• Relevant SKUs
• We anticipate
increasing traffic will
be directly related to
our ability to improve
our strategic
objectives allowing
for more available
dollars to spend on
marketing.
=
We believe increased customer LTV will result in a greater mix of traffic from both direct to website and paid channels resulting in less dependence and impact from organic search

Broad Auto Parts Product Offering
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Collision Parts Engine Parts Performance & Accessories
25% 50% 25%
Revenue
US Auto Parts has one of the largest product offerings with over 1.5 million products across collision parts, engine parts, and performance & accessories
Broad Auto Parts Product Offering

USAP’s ability to competitively price products while maintaining healthy margins is a function of leveraging its robust private label supply chain:
– Currently over 40,000 Private Label Products.
– Adding 5,000 – 7,000 Private Label SKUs this year
– The Company sources product directly from over 200+ factories in Asia
17
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
30% - 60%
15% - 30% 5% - 20%
Drop Shipped Current Mix
58%
42%
Current Mix 67% 33%
The breadth of our Private Label products provides a significant competitive advantage
Supply Chain Creates Pricing Advantage
2015 Expected
60%
40%

Historical Product Sales Mix
US Auto Parts has transitioned to Private Label products to be a low cost leader with high quality products in the marketplace
43.5%
43.7%
42.4%
45%
52%
58%
60%
56.5%
56.3%
57.6%
55%
48%
42%
40%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
2009 2010 2011 2012 2013 2014 2015 Expected
Private Label Branded

GMROI Focused Strategy
Utilize our automated price optimization tool to tailor our pricing strategies for all online channels
Take action on slow moving inventory to minimize margin erosion
Leverage our proprietary inventory management systems to improve in-
stock levels and reduce unnecessary weeks of supply
Determine private label vs. branded in-stock vs. drop ship partners mix

Revenue Gross Margins Variable OPEX Costs Fixed Cost 20 Incremental Flow Thru Growth and Profitability 27% - 29% 0% 100% 15% 12% - 14% Incremental Flow

Our business model has significant cost leverage as revenues grow
1. Excludes stock based compensation, depreciation and amortization
2. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Base 10% 20% 30% 40% 50%
Revenue $284 $312 $341 $369 $398 $426
Gross Margin % 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0%
Variable:
Fulfillment 3.4% 3.4% 3.4% 3.4% 3.4% 3.4%
Marketing 9.4% 9.4% 9.4% 9.4% 9.4% 9.4%
Technology 0.5% 0.5% 0.5% 0.5% 0.5% 0.5%
G&A 1.8% 1.8% 1.8% 1.8% 1.8% 1.8%
Total Variable 15.1% 15.1% 15.1% 15.1% 15.1% 15.1%
Fixed:
Fulfillment 2.0% 1.8% 1.7% 1.6% 1.4% 1.4%
Marketing 3.8% 3.5% 3.2% 2.9% 2.7% 2.6%
Technology 1.0% 0.9% 0.8% 0.7% 0.7% 0.6%
G&A 3.6% 3.3% 3.0% 2.8% 2.6% 2.4%
Total Fixed 10.4% 9.5% 8.7% 8.0% 7.4% 6.9%
Adjusted EBITDA % 1.4%
–
3.4% 2.4%
–
4.4% 3.2%
–
5.2% 3.9%
–
5.9% 4.4%
–
6.4% 4.9%
–
6.9%
Adjusted EBITDA $ $4 – $10 $7 – $14 $11 – $18 $14 – $22 $18 – $26 $21 – $29

AutoMD – Repair Lead Generation Site
Overview
• Repair lead generation site addresses
the DIFM market
Recent Strategic Investment
• $12.5M pre-money valuation
• Raised $7.0M in capital
• Fed Mogul: $3.0M
• Cox Automotive: $2.0M
• Insiders: $2.0M
• Post-funding valuation of $19.5M
• USAP in control with 64% of the
business
• There are approximately 2,250 shops
on the program currently with a goal to
double by the end of the year between
3,250 – 4,500.

In Summary
US Auto Parts
A leading e-Commerce company
That is growing with positive FCF
In a $5B industry that is expected to double in the next 5-7 years
We have two significant competitive advantages
Our customer reach is over 10mm visitors monthly
Our supply chain sources over 40,000 Private Label products
We have an experienced management team with a mix of e-commerce and automotive expertise

24 APPENDIX

Leadership Team
• Over 10 years experience leading internet businesses
• Senior Vice President and General Manager of Blockbuster Online
• Vice President of Strategic Planning for Blockbuster Inc.
• B.A. degree in Business Administration from the University of New Mexico and a M.B.A. from Southern Methodist University
• Over 30 years of finance, accounting & retail experience in both private & public companies
• Chief Operating Officer of National Stores
• EVP & Chief Financial Officer – Anna Linens
• EVP & Chief Financial Officer – Pet Smart
• EVP & Chief Financial Officer – Elizabeth Arden Red Door Spas
• B.A. degree in Social Sciences from the University of California, Los Angeles and obtained CPA certification in Illinois
• Former Executive Vice President of Operations and CIO from April 2008 - September 2010
• Over 18 years of e-commerce experience
• Senior Vice President – Online Systems at Blockbuster Inc.
• Multiple positions with internet and technology companies including American Airlines, Travelweb (Priceline), Baan
• B.A. degree in Business Administration from Gonzaga University
• Over 30 years of global sourcing experience
• Vice President, Supply Chain Management for Keystone Automotive Industries
• Director, Business Development for Modern Engineering
• Multiple leadership positions with multiple companies in the automotive aftermarket industry
Charles Fischer - Senior Vice President of Global Procurement since May 2008
Aaron E. Coleman - Chief Operating Officer since September 2010
Neil Watanabe -  Chief Financial Officer since March 2015
Shane Evangelist - Chief Executive Officer since October 2007

Sales & Adjusted EBITDA
1

Consolidated Sales
2
($ In Millions)
1. Excludes AMD starting in Q4-14 which is funded through capital raised
2. JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011.
3. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M , $2.4M and $0.5M in 2008, 2009, 2010, 2011, 2012, 2013, 2014 and Q1-
15, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M, $6.8M, and $2.4 in 2008, 2009, 2010, 2011, 2012, 2013, and 2014 respectively.
Adj. EBITDA Margin
Consolidated Adjusted EBITDA
3
($ In Millions)
$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
$283.4
$76.3
2008 2009 2010 2011 2012 2013 2014 Q1-15
$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
$8.1
$2.9
Q1-15
3%
5%
8%
7% 3%
2%
3%
3%
2008 2009 2010 2011 2012 2013 2014

Over $19M of costs have been reduced over a two year period
Adjusted EBITDA
(Non-GAAP Financial Measure – in thousands)
Thirteen Weeks Ended April 4, 2015 Thirteen Weeks Ended March 29, 2014
Base Base
(in thousands) USAP AutoMD Consolidated USAP AutoMD Consolidated
Net loss 187 $         (503) $        (316) $        683 $         (482) $        201 $
Interest expense, net 373 - 373 259 - 259
Income tax provision 158 (210) (52) 32 - 32
Amortization of intangible assets 107 8 115 84 - 84
Depreciation and amortization expense 1,549 385 1,934 1,934 434 2,368
EBITDA 2,374 (320) 2,054 2,992 (48) 2,944
Share-based compensation expense 477 33 510 376 - 376
Adjusted EBITDA 2,851 $      (287) $        2,564 $      3,368 $      (48) $          3,320 $

Consolidated Statements of Comprehensive Operations
(Unaudited, in Thousands, Except Per Share Data)
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.
Thirteen Weeks Ended
April 4, 2015 March 29, 2014
Net sales 76,388 $              68,028 $
Cost of sales
(1)
54,910 47,327
Gross profit 21,478 20,701
Operating expenses:
Marketing 10,852 10,115
General and administrative 4,181 4,147
Fulfillment 5,060 4,712
Technology 1,288 1,148
Amortization of intangible assets 115 84
Total operating expenses 21,496 20,206
Loss from operations (18) 495
Other income (expense):
Other income, net 23 (3)
Interest expense (373) (259)
Total other expense, net (350) (262)
Loss before income taxes (368) 233
Income tax (benefit) provision (52) 32
Net loss including noncontrolling interests (316) 201
Net Loss attributable to non-controlling interests 256 -
Net loss attributable to U.S. Auto Parts (60) 201
Other comprehensive income attributable to U.S. Auto Parts, net of tax:
Foreign currency translation adjustments (10) 8
Total other comprehensive income attributable to U.S. Auto Parts (10) 8
Comprehensive loss attributable to U.S. Auto Parts (70) $                   209 $
Basic net income (loss) per share 0.00 $                  0.00 $
Diluted net income (loss) per share 0.00 $                  0.00 $
Shares used in computation of basic and diluted net loss per share 33,720 33,384
Shares used in computation of basic and diluted net loss per share 33,720 34,158

Consolidated Balance Sheet
(Unaudited, in Thousands, Except Par and Per Share Liquidation value)
April 4 January 3
ASSETS 2015 2015
Current assets:
Cash and cash equivalents 7,917 $        7,653 $
Short-term investments 66 62
Accounts receivable, net of allowances of $38 and $41 at April 4, 2015 and
January 3, 2015, respectively 4,209 3,804
Inventory 48,347 48,362
Other current assets 3,321 2,669
Total current assets 63,860 62,550
Property and equipment, net 16,690 16,966
Intangible assets, net 1,617 1,707
Other non-current assets 1,672 1,684
Total assets 83,839 $      82,907 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable 26,591 $      25,362 $
Accrued expenses 8,498 7,747
Revolving loan payable 9,485 11,022
Current portion of capital leases payable 276 269
Other current liabilities 4,560 3,505
Total current liabilities 49,410 47,905
Capital leases payable, net of current portion 9,197 9,270
Deferred income taxes 1,550 1,618
Other non-current liabilities 1,661 1,891
Total liabilities 61,818 60,684
Stockholders' equity:
Series A convertible preferred stock, $0.001 par value; $1.45 liquidation value or aggregate of $6,017; 4,150 shares authorized; 4,150 and 0 sharesissued and outstanding at April 4, 2015 and at January 3, 2015, respectively 4 4
Common stock, $0.001 par value; 100,000 shares authorized; 33,949 and 33,624 shares issued and outstanding at April 4, 2015 and January 3, 2015, respectively 34 33
Additional paid-in capital 174,552 174,369
Accumulated other comprehensive income 350 360
Accumulated deficit (155,609) (155,489)
Total stockholders' equity 19,331 19,277
Noncontrolling interest 2,690 2,946
Total stockholders' equity 22,021 22,223
Total liabilities and equity 83,839 $      82,907 $